Exhibit 99.2

Supplemental Operating and Financial Data

First Quarter Ended March 31, 2010

Entertainment Properties Trust

Supplemental Operating and Financial Data

First Quarter Ended March 31, 2010

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain information contained or incorporated by reference herein constitutes forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Risk Factors” in our most recent annual report on Form 10-K and, to the extent applicable, in our quarterly reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date indicated herein or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 26 and 27 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust

Company Profile

The Company

Entertainment Properties Trust (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997. Since that time the Company has grown into one of the pre-eminent owners of entertainment-based real estate.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share through the acquisition, development and financing of high-quality properties which meet our Five Star Investment Strategy. As a part of our growth strategies, we will consider acquiring or developing additional megaplex theatre properties, and acquiring or developing entertainment, entertainment-related, recreational or specialty properties. We will also consider acquiring or developing additional entertainment retail centers. We may also pursue opportunities to provide mortgage financing for these same property types in certain situations. In executing our growth strategies, we will employ moderate leverage. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Five Star Investment Strategy

Our investments are evaluated against the following five criteria:

Inflection Opportunity: A generational renewal or restructuring change in an industry’s properties that creates an opportunity for insightful capital.

Enduring Value: Investment in real estate devoted to and improving upon long-lived activities.

Excellent Execution: Premium locations and investment executions that lead to market-dominant performance and create credit beyond the particular tenant.

Attractive Economics: Accretive initial returns along with growth in yield over the life of our investments in categories of meaningful size.

Advantageous Position: Sustainable competitive advantages based on knowledge, relationships or access to key investment elements.

Entertainment Properties Trust

Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
30 West Pershing Road, Suite 201	Common Stock:
Kansas City, MO 64108	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrB
EPR-PrC
Stock Exchange Listing	EPR-PrD
New York Stock Exchange	EPR-PrE

Equity Research Coverage

J.P. Morgan	Anthony Palone	212-622-6682
RBC Capital Markets	Richard Moore	440-715-2646
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
Keybanc Capital Markets	Jordan Sadler	917-368-2280
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
BMO Capital Markets	Paul Adornato	212-885-4170
Kansas City Capital	Johnathan Braatz	816-932-8019
Janney Montgomery Scott	Andrew DiZio	215-665-6439

Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended March 31,
	2010	2009
Operating Information
Revenue from continuing operations	$75,460	$66,704
Net income available to common shareholders of Entertainment Properties Trust	22,523	17,777
Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)	52,012	53,942
Adjusted EBITDA (1)	60,236	54,021
Interest expense, net	19,219	17,437
Recurring principal payments	6,753	6,124
Capitalized interest	83	226
Straight-lined rental revenue	346	561
Dividends declared on preferred shares	7,552	7,552
Dividends declared on common shares	27,875	22,716
General and administrative expense	5,089	4,046

	March 31,
	2010	2009
Balance Sheet Information
Real estate investments before depreciation	$2,317,803	$1,950,927
Total assets	2,862,505	2,602,098
Unencumbered real estate assets (2)
Number	50	26
Gross book value	438,428	224,480
Annualized stabilized NOI	46,285	23,357

Total debt	1,308,623	1,201,117
Equity	1,464,993	1,336,696
Common shares outstanding	42,884	34,946
Total market capitalization (using EOP closing price)	3,488,704	2,168,113
Debt/total assets	46%	46%
Debt/total market capitalization	38%	55%
Debt/total assets (undepreciated)	42%	43%
Debt/Adjusted EBITDA (3)	5.68	4.97

(1)	See pages 26 and 27 for definitions.
(2)	Excludes property under development and undeveloped land.
(3)	Adjusted EBITDA is for the trailing twelve month period. See pages 26 and 27 for definitions.

Entertainment Properties Trust

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008
Assets
Rental properties:
Megaplex theatres and other retail	$2,087,909	$1,883,386	$1,756,539	$1,763,964	$1,735,162	$1,742,433
Other	229,894	229,881	217,022	216,508	215,765	206,671
Less: accumulated depreciation	(272,993)	(258,638)	(247,425)	(235,472)	(223,503)	(214,078)
Property under development	13,619	12,729	20,575	22,847	27,324	30,835
Mortgage notes receivable (1)
Waterpark	165,452	163,298	163,298	162,613	144,915	134,948
Concord	133,119	133,119	133,119	133,119	133,119	134,150
Toronto Dundas Square Project	—	90,882	86,878	108,914	100,551	103,289
Metropolitan ski areas	136,409	135,581	134,774	133,986	133,217	132,468
Other	—	—	—	—	3,653	3,651
Investment in a direct financing lease, net	215,196	169,850	168,884	167,945	167,003	166,089
Investment in joint ventures	4,356	4,080	2,435	2,457	2,482	2,493
Cash and cash equivalents	21,029	23,138	11,196	16,202	13,504	50,082
Restricted cash	10,770	12,857	15,902	14,551	8,327	11,004
Accounts receivable, net	37,391	33,289	31,714	30,190	32,848	33,405
Notes receivable (1)	7,247	7,898	12,395	43,124	44,396	40,338
Other assets and intangible assets, net	73,107	39,382	46,231	60,629	63,335	56,147

Total Assets	$2,862,505	$2,680,732	$2,553,537	$2,641,577	$2,602,098	$2,633,925

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$48,375	$28,411	$28,608	$27,122	$27,684	$35,665
Common dividends payable	27,875	27,880	23,748	22,732	22,716	27,377
Preferred dividends payable	7,552	7,552	7,552	7,552	7,552	7,552
Unearned rents and interest	5,087	7,509	12,277	12,836	6,333	8,312
Line of credit	107,000	35,000	73,000	116,000	93,000	149,000
Long-term debt	1,201,623	1,106,423	1,111,139	1,109,356	1,108,117	1,113,368

Total Liabilities	1,397,512	1,212,775	1,256,324	1,295,598	1,265,402	1,341,274
Equity:
Common stock and additional paid in capital	1,637,040	1,633,554	1,440,437	1,389,520	1,387,926	1,340,135
Preferred stock at par value	167	167	167	167	167	167
Treasury stock	(36,804)	(29,968)	(27,698)	(27,698)	(27,559)	(26,357)
Loans to shareholders	(281)	(1,925)	(1,925)	(1,925)	(1,925)	(1,925)
Accumulated other comprehensive income (loss)	24,027	18,961	16,985	9,951	(2,202)	(6,169)
Distributions in excess of net income	(153,278)	(147,927)	(126,760)	(36,170)	(33,593)	(28,417)

Entertainment Properties Trust shareholders’ equity	1,470,871	1,472,862	1,301,206	1,333,845	1,322,814	1,277,434

Noncontrolling interests	(5,878)	(4,905)	(3,993)	12,134	13,882	15,217
Total Equity	1,464,993	1,467,957	1,297,213	1,345,979	1,336,696	1,292,651

Total Liabilities and equity	$2,862,505	$2,680,732	$2,553,537	$2,641,577	$2,602,098	$2,633,925

(1)	Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust

Selected Operating Data

(Unaudited, dollars in thousands)

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008
Rental revenue and tenant reimbursements:
Theatres	$45,412	$41,521	$40,912	$40,158	$40,045	$39,882
Other retail	12,767	11,053	10,910	10,266	10,700	11,563
Vineyards and wineries	4,138	4,194	3,898	4,031	3,989	4,395
Metropolitan ski areas	315	312	311	310	312	308
Mortgage and other financing income:
Public charter schools (1)	6,208	5,203	5,293	5,031	5,003	5,009
Metropolitan ski areas	3,358	3,338	3,317	3,298	3,280	3,246
Waterpark	2,850	2,824	2,794	1,497	1,363	2,060
Concord	—	—	—	—	—	4,555
Toronto Dundas Square Project	—	—	—	—	—	3,834
Other	176	242	246	1,398	872	1,122
Other income	236	581	441	728	1,140	1,023

Total revenue	$75,460	$69,268	$68,122	$66,717	$66,704	$76,997

Property operating expense	9,734	7,730	6,708	6,382	8,019	6,827
Other expense	401	525	614	854	618	559
General and administrative expense	5,089	3,373	3,517	4,241	4,046	4,253
Costs associated with loan refinancing	—	—	—	117	—	—
Interest expense, net	19,219	18,441	19,355	17,482	17,437	18,834
Depreciation and amortization	12,403	11,336	11,921	11,834	12,629	11,646
Transaction costs	7,524	3,165	40	37	79	592
Provision for loan losses	700	5,197	65,757	—	—	—
Impairment charges	—	6,357	35,801	—	—	—
Equity in income from joint ventures	233	222	229	225	219	219
Gain on acquisition	8,468	—	—	—	—	—

Income (loss) from continuing operations	$29,091	$13,366	$(75,362)	$25,995	$24,095	$34,505
Income from discontinued operations	—	—	—	—	—	—

Net income (loss)	$29,091	$13,366	$(75,362)	$25,995	$24,095	$34,505
Add: Net loss attributable to noncontrolling interests	984	899	16,071	1,709	1,234	880
Preferred dividend requirements	(7,552)	(7,550)	(7,552)	(7,552)	(7,552)	(7,551)

Net income (loss) available to common shareholders of Entertainment Properties Trust	$22,523	$6,715	$(66,843)	$20,152	$17,777	$27,834

(1)	Represents income from owned assets under a direct financing lease and one note receivable.

Entertainment Properties Trust

Funds From Operations

(Unaudited, dollars in thousands except per share information)

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008
Funds From Operations (“FFO”) (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$22,523	$6,715	$(66,843)	$20,152	$17,777	$27,834
Real estate depreciation and amortization	12,273	11,143	11,728	11,642	12,434	11,454
Allocated share of joint venture depreciation	65	66	66	66	65	65
Noncontrolling interest	(1,033)	(956)	(16,118)	(1,746)	(1,323)	(958)

FFO available to common shareholders of Entertainment Properties Trust	$33,828	$16,968	$(71,167)	$30,114	$28,953	$38,395

FFO available to common shareholders of Entertainment Properties Trust	33,828	16,968	(71,167)	30,114	28,953	38,395
Preferred dividends for Series C	—	—	—	—	—	1,940

Diluted FFO available to common shareholders of Entertainment Properties Trust	$33,828	$16,968	$(71,167)	$30,114	$28,953	$40,335

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.79	$0.43	$(2.01)	$0.86	$0.84	$1.17
Diluted	0.78	0.43	(2.01)	0.86	0.84	1.15

Shares used for computation (in thousands):
Basic	42,850	39,641	35,445	34,970	34,363	32,873
Diluted	43,141	39,901	35,445	34,992	34,363	34,937

Weighted average shares outstanding-diluted EPS (in thousands)	43,141	39,901	35,445	34,992	34,363	33,008
Effect of dilutive Series C preferred shares	—	—	—	—	—	1,929

Adjusted weighted average shares outstanding - diluted (in thousands)	43,141	39,901	35,445	34,992	34,363	34,937

(1)	See pages 26 and 27 for definitions.

Entertainment Properties Trust

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008
Adjusted Funds from Operations (“AFFO”) (1):
Diluted FFO available to common shareholders of Entertainment Properties Trust	$33,828	$16,968	$(71,167)	$30,114	$28,953	$40,335
Adjustments:

Non-cash impairment charges and provision for loan losses	700	11,554	101,558	—	—	—
Transaction costs	7,524	3,165	40	37	79	592
Non-real estate depreciation and amortization	130	190	196	191	196	191
Deferred financing fees amortization	1,236	1,111	1,103	693	756	888
Costs associated with loan refinancing	—	—	—	117	—	—
Share-based compensation expense to management and trustees	1,163	1,069	1,083	1,078	1,077	990
Maintenance capital expenditures (2)	(288)	(108)	(304)	(526)	(574)	(848)
Straight-lined rental revenue	(346)	(696)	(642)	(584)	(561)	(942)
Non-cash portion of mortgage and other financing income	(2,006)	(1,855)	(1,807)	(1,791)	(1,744)	(7,047)
Amortization of above market leases, net	21	—	—	—	—	—
Gain on acquisition	(8,468)	—	—	—	—	—

AFFO available to common shareholders of Entertainment Properties Trust	$33,494	$31,398	$30,060	$29,329	$28,182	$34,159

Weighted average shares outstanding-diluted FFO	43,141	39,901	35,445	34,992	34,363	34,937
Other common stock equivalents excluded due to loss	—	—	230	—	—	—

Weighted average shares outstanding-diluted AFFO	43,141	39,901	35,675	34,992	34,363	34,937

AFFO per diluted common share	$0.78	$0.79	$0.84	$0.84	$0.82	$0.98

Dividends declared per common share	$0.65	$0.65	$0.65	$0.65	$0.65	$0.84

AFFO payout ratio (3)	83%	82%	77%	77%	79%	86%

(1)	See pages 26 and 27 for definitions.
(2)	Includes maintenance capital expenditures and second generation tenant improvements and leasing commissions.
(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Capital Structure at March 31, 2010

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt Without Extensions:

	Mortgages (1)			Term Loans/Bond
Year	Amortization	Maturities		Amortization	Maturities		Credit Facility (4)	Total	Weighted Avg Interest Rate
2010	$21,394	$168,750	(2)	$2,972	$—		$—	$193,116	5.75%
2011	29,024	—		3,809	115,500	(3)	107,000	255,333	5.67%
2012	25,002	155,124	(5)	3,078	—		—	183,204	6.23%
2013	17,073	99,178		3,276	—		—	119,527	5.83%
2014	24,218	127,666		3,475	—		—	155,359	6.29%
2015	10,968	90,813		3,684	—		—	105,465	5.72%
2016	7,076	96,143		3,902	—		—	107,121	6.04%
2017	3,655	82,299		4,127	3,619		—	93,700	5.86%
2018	919	12,462		980	61,802		—	76,163	5.36%
2019	—	—		—	—		—	—	—
2020	—	—		—	—		—	—	—
Thereafter	—	9,000		—	10,635		—	19,635	2.51%

	$139,329	$841,435		$29,303	$191,556		$107,000	$1,308,623	5.83%

Principal Payments Due on Long-Term Debt With Extensions:

	Mortgages (1)		Term Loans/Bond
Year	Amortization	Maturities	Amortization	Maturities	Credit Facility (4)	Total	Weighted Avg Interest Rate
2010	$21,561	$56,250	$2,972	$—	$—	$80,783	5.96%
2011	30,024	—	4,109	—	—	34,133	5.88%
2012	30,758	175,793	3,978	114,300	107,000	431,829	5.81%
2013	17,073	184,086	3,276	—	—	204,435	5.90%
2014	24,218	127,666	3,475	—	—	155,359	6.29%
2015	10,968	90,813	3,684	—	—	105,465	5.72%
2016	7,076	96,143	3,902	—	—	107,121	6.04%
2017	3,655	82,299	4,127	3,619	—	93,700	5.86%
2018	919	12,462	980	61,802	—	76,163	5.36%
2019	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—
Thereafter	—	9,000	—	10,635	—	19,635	2.50%

	$146,252	$834,512	$30,503	$190,356	$107,000	$1,308,623	5.83%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed Rate Secured Debt	$1,029,388	5.92%	4.2
Variable Rate Debt	279,235	5.49%	2.5

Total	$1,308,623	5.83%	3.9

Note: $203.3 million of variable rate debt outstanding at March 31, 2010 has been converted to a fixed rate by interest rate swap agreements and is reflected above as fixed rate secured debt.

(1)	Scheduled amortizations and maturities represent only consolidated debt obligations.
(2)

Includes $112.5 million due at maturity in October 2010 secured by an entertainment retail center in White Plains, New York. This debt is extendable for two to four years based on meeting certain conditions including a minimum net operating income threshold. Absent any improvement in the performance of the asset or resolution of default issues with the minority partner, the Company may elect to surrender the property at the loan’s maturity. Amount is shown in the “Principal Payments Due on Long-Term Debt With Extensions” as if note was extended for two years.

(3)	This maturity is extendable at the Company’s option until October 26, 2012. Amount is shown in the “Principal Payments Due on Long-Term Debt with Extensions” as if this loan was extended to 2012.
(4)	Credit Facility Summary:

Commitment	Balance	Maturity (with extension)	Rate at 3/31/2010

$ 215,000	$107,000	October 2012	5.50%

Note: The facility includes an accordion feature in which the facility can be increased to up to $300 million subject to certain conditions, including lender consent. The facility has a one year extension available at the Company’s option. Amount is shown in the “Principal Payments Due on Long-Term Debt With Extensions” as if this loan was extended to 2012.

(5)

Includes $89.8 million due at maturity in March 2012 that is extendable for one year under certain circumstances and subject to certain conditions. Amount is shown in the “Principal Payments Due on Long-Term Debt with Extensions” as if this loan was extended to 2013.

Entertainment Propertiest Trust

Capital Structure at March 31, 2010

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:

	March 31, 2010	December 31, 2009
Mortgage note payable, variable rate at LIBOR + 3.50%, (LIBOR floor of 2.50%), due September 10, 2010	$56,250	$56,250
Mortgage note payable, 5.60%, due October 7, 2010, two to four year extension at Company’s option upon meeting certain conditions	113,167	113,333
Revolving variable rate credit facility at LIBOR + 3.50% (LIBOR floor of 2.00%), due October 26, 2011, one year extension available at Company’s option	107,000	35,000
Term loan payable, $114,000 fixed through interest rate swaps at 5.81%, $3,300 at March 31, 2010 at variable rate of LIBOR + 1.75%, due October 26, 2011, one year extension available at Company’s option	117,300	117,600
Term loan payable, variable rate at Bankers’ Acceptances Rate (BA) + 4.00% (BA floor of 2.00%)	98,445	—
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	45,472	45,808
Mortgage note payable, 6.63%, due November 1, 2012	25,421	25,608
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	117,808	119,373
Mortgage note payable, 6.84%, due March 1, 2014	104,429	102,008
Mortgage note payable, 5.58%, due April 1, 2014	60,382	60,671
Mortgage note payable, 5.56%, due June 5, 2015	33,614	33,763
Mortgage notes payable, 5.77%, due November 6, 2015	72,333	72,779
Mortgage notes payable, 5.84%, due March 6, 2016	40,656	40,898
Mortgage notes payable, 6.37%, due June 30, 2016	28,975	29,132
Mortgage notes payable, 6.10%, due October 1, 2016	26,044	26,187
Mortgage notes payable, 6.02%, due October 6, 2016	19,637	19,746
Mortgage note payable, 6.06%, due March 1, 2017	10,933	10,991
Mortgage note payable, 6.07%, due April 6, 2017	11,251	11,310
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	52,154	52,438
Mortgage notes payable, 5.86%, due August 1, 2017	26,684	26,826
Term loans payable, $89,318 at March 31, 2010 fixed through interest rate swaps at 5.11%-5.78%, $3,605 at March 31, 2010 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018	92,923	93,597
Mortgage note payable, 6.19%, due February 1, 2018	16,543	16,667
Mortgage note payable, 7.37%, due July 15, 2018	11,567	11,803
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage note payable, 5.00%	5,000	5,000

Total	$1,308,623	$1,141,423

Entertainment Properties Trust

Capital Structure at March 31, 2010

(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at March 31, 2010	Liquidation Preference	Dividend Rate	Convertible

Common shares	42,884,297	$41.13	N/A	(1)	N/A
Series B	3,200,000	$22.92	$80,000	7.750%	N
Series C	5,400,000	$18.23	$135,000	5.750%	Y
Series D	4,600,000	$22.13	$115,000	7.375%	N
Series E	3,450,000	$26.12	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at March 31, 2010 multiplied by closing price at March 31, 2010	$1,763,831
Aggregate liquidation value of Series B preferred shares	80,000
Aggregate liquidation value of Series C preferred shares	135,000
Aggregate liquidation value of Series D preferred shares	115,000
Aggregate liquidation value of Series E preferred shares	86,250
Total long-term debt at March 31, 2010	1,308,623

Total consolidated market capitalization	$3,488,704

(1)	Quarterly dividend declared in the first quarter of 2010 was $0.65 per share.

Entertainment Properties Trust

Summary of Ratios

(Unaudited)

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008
Debt to total assets (book value)	46%	43%	46%	46%	46%	48%
Debt to total market capitalization	38%	37%	42%	52%	55%	47%
Debt to total assets (undepreciated)	42%	39%	42%	43%	43%	44%
Debt to Adjusted EBITDA (1)	5.68	5.09	5.11	5.12	4.97	5.24
Secured debt to secured assets (2)	52%	47%	49%	51%	46%	46%
Unencumbered real estate assets to total real estate assets (3)	17%	17%	12%	12%	11%	11%
Interest coverage ratio (4)	3.2	3.1	3.0	3.2	3.1	3.4
Fixed charge coverage ratio (4)	2.3	2.2	2.1	2.2	2.2	2.5
Debt service coverage ratio (4)	2.4	2.3	2.3	2.3	2.3	2.6
FFO payout ratio (5)	83%	151%	-32%	76%	77%	73%
AFFO payout ratio (6)	83%	82%	77%	77%	79%	86%

(1)	Adjusted EBITDA is for the trailing twelve month period. See pages 26 and 27 for definitions.
(2)	Includes line of credit borrowing base assets.
(3)	Total real estate assets includes rental properties, gross, and direct financing lease, net.
(4)	See page 15 for detailed calculation.
(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008

Interest Coverage Ratio (1):
Net income (loss)	$29,091	$13,366	$(75,362)	$25,995	$24,095	$34,505
Impairment charges	—	6,357	35,801	—	—	—
Provision for loan losses	700	5,197	65,757	—	—	—
Transaction costs	7,524	3,165	40	37	79	592
Interest expense, gross	19,327	18,544	19,441	17,697	17,708	19,163
Depreciation and amortization	12,403	11,336	11,921	11,834	12,629	11,646
Share-based compensation expense to management and trustees	1,163	1,069	1,083	1,078	1,077	990
Costs associated with loan refinancing	—	—	—	117	—	—
Interest cost capitalized	(83)	(83)	(83)	(208)	(226)	(194)
Straight-line rental revenue	(346)	(696)	(642)	(584)	(561)	(942)
Gain on acquisition	(8,468)	—	—	—	—	—

Interest coverage amount	$61,311	$58,255	$57,956	$55,966	$54,801	$65,760

Interest expense, net	$19,219	$18,441	$19,355	$17,482	$17,437	$18,834
Interest income	25	20	3	7	45	135
Interest cost capitalized	83	83	83	208	226	194

Interest expense, gross	$19,327	$18,544	$19,441	$17,697	$17,708	$19,163

Interest coverage ratio	3.2	3.1	3.0	3.2	3.1	3.4

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$61,311	$58,255	$57,956	$55,966	$54,801	$65,760

Interest expense, gross	19,327	18,544	19,441	17,697	17,708	19,163
Preferred share dividends	7,552	7,550	7,552	7,552	7,552	7,551

Fixed charges	$26,879	$26,094	$26,993	$25,249	$25,260	$26,714

Fixed charge coverage ratio	2.3	2.2	2.1	2.2	2.2	2.5

Debt Service Coverage Ratio (1):
Interest coverage amount	$61,311	$58,255	$57,956	$55,966	$54,801	$65,760

Interest expense, gross	19,327	18,544	19,441	17,697	17,708	19,163
Recurring principal payments	6,753	6,595	6,295	6,160	6,124	6,161

Debt service	$26,080	$25,139	$25,736	$23,857	$23,832	$25,324

Debt service coverage ratio	2.4	2.3	2.3	2.3	2.3	2.6

(1)	See pages 26 and 27 for definitions.

Entertainment Properties Trust

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009	4th Quarter 2008

Net cash provided by operating activities	$33,492	$35,951	$35,849	$41,696	$35,321	$35,879

Equity in income from joint ventures	233	222	229	225	219	219
Distributions from joint ventures	(269)	(243)	(250)	(250)	(243)	(245)
Amortization of deferred financing costs	(1,236)	(1,111)	(1,103)	(693)	(756)	(888)
Amortization of above market leases, net	(21)	—	—	—	—	—
Increase (decrease) in mortgage notes accrued interest receivable	2,982	808	272	647	(403)	4,949
Increase (decrease) in restricted cash	(304)	1,463	818	(1,125)	(1,008)	1,510
Increase (decrease) in accounts receivable, net	2,246	1,394	989	(4,084)	118	1,394
Increase (decrease) in notes and accrued interest receivable	49	5	21	(272)	(284)	195
Increase in direct financing lease receivable	1,114	967	939	942	914	922
Increase (decrease) in other assets	3,536	(1,090)	(248)	2,286	2,523	(822)
Decrease (increase) in accounts payable and accrued liabilities	(6,660)	(1,073)	939	(701)	731	1,983
Decrease (increase) in unearned rents	(273)	32	745	353	669	2,045
Straight-line rental revenue	(346)	(696)	(642)	(584)	(561)	(942)
Interest expense, gross	19,327	18,544	19,441	17,697	17,708	19,163
Interest cost capitalized	(83)	(83)	(83)	(208)	(226)	(194)
Transaction costs	7,524	3,165	40	37	79	592

Interest coverage amount	$61,311	$58,255	$57,956	$55,966	$54,801	$65,760

Entertainment Properties Trust

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2010 Capital Spending:

Description	Location	Capital Spending Three Months Ended March 31, 2010

Acquisition of Toronto Dundas Square	Toronto, Ontario	$111,593
Investment in direct financing lease related to public charter schools	various	44,232
Additions to Toronto Dundas Square mortgage note receivable	Toronto, Ontario	591
Development of additional gross leasable area	Ontario, Canada	330
Development of entertainment retail center	Suffolk, VA	165
Development of custom crush facility	Sonoma County, CA	163
Capitalized building improvements and tenant improvements	various	351
Other capital acquisitions	various	183

Total capital spending		$157,608

2010 Dispositions:

Description	Location	Cash Received

No dispositions occurred during the three months ended March 31, 2010.

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended March 31, 2010

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$43,459	$9,060	$—	$4,138	$315	$—	$56,972	$—	$56,972
Tenant reimbursements	1,953	3,707	—	—	—	—	5,660	—	5,660
Other income	23	182	—	31	—	—	236	—	236
Mortgage and other financing income	39	75	6,208	—	3,358	2,850	12,530	62	12,592

Total revenue	45,474	13,024	6,208	4,169	3,673	2,850	75,398	62	75,460

Property operating expense	2,457	6,587	—	690	—	—	9,734	—	9,734
Other expense	—	216	—	178	—	—	394	7	401

Total investment expenses	2,457	6,803	—	868	—	—	10,128	7	10,135

General and administrative expense	—	—	—	—	—	—	—	5,089	5,089
Transaction costs	—	—	—	—	—	—	—	7,524	7,524
Provision for loan losses	—	—	—	—	—	—	—	700	700

EBITDA	$43,017	$6,221	$6,208	$3,301	$3,673	$2,850	$65,270	$(13,258)	$52,012

	66%	9%	10%	5%	6%	4%	100%

	75%
Add: transaction costs								7,524	7,524
Add: provision for loan losses								700	700

Adjusted EBITDA									$60,236

Reconciliation to Consolidated Statements of Income:
Transaction costs								(7,524)	(7,524)
Provision for loan losses								(700)	(700)
Interest expense, net								(19,219)	(19,219)
Depreciation and amortization								(12,403)	(12,403)
Equity in income from joint ventures								233	233
Gain on acquisition								8,468	8,468

Net income									29,091
Noncontrolling interests								984	984
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$22,523

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended March 31, 2009

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$38,010	$8,100	$—	$3,989	$312	$—	$50,411	$—	$50,411
Tenant reimbursements	1,375	3,260	—	—	—	—	4,635	—	4,635
Other income	24	587	—	20	—	—	631	509	1,140
Mortgage and other financing income	723	46	5,003	24	3,280	1,363	10,439	79	10,518

Total revenue	40,132	11,993	5,003	4,033	3,592	1,363	66,116	588	66,704

Property operating expense	2,154	5,839		26	—	—	8,019	—	8,019
Other expense	—	561	—	57	—	—	618	—	618

Total investment expenses	2,154	6,400	—	83	—	—	8,637	—	8,637

General and administrative expense	—	—	—	—	—	—	—	4,046	4,046

Transaction costs	—	—	—	—	—	—	—	79	79

EBITDA	$37,978	$5,593	$5,003	$3,950	$3,592	$1,363	$57,479	$(3,537)	$53,942

	66%	10%	9%	7%	6%	2%	100%

	76%
Add: transaction costs								79	79

Adjusted EBITDA									$54,021
Reconciliation to Consolidated Statements of Income:
Transaction costs								(79)	(79)
Interest expense, net								(17,437)	(17,437)
Depreciation and amortization								(12,629)	(12,629)
Equity in income from joint ventures								219	219

Net income									24,095
Noncontrolling interests								1,234	1,234
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$17,777

Entertainment Properties Trust

Investment Information by Asset Type

As of March 31, 2010 and December 31, 2009

(Unaudited, dollars in thousands)

	As of March 31, 2010
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated

Rental properties, net of accumulated depreciation	$1,828,520	$—	$204,547	$11,743	$—	$2,044,810
Add back accumulated depreciation on rental properties	259,389	—	12,340	1,264	—	272,993
Property under development	13,619	—	—	—	—	13,619
Mortgage notes and related accrued interest receivable, net	—	—	—	136,409	298,571	434,980
Investment in a direct financing lease, net	—	215,196	—	—	—	215,196
Investment in joint ventures	4,356	—	—	—	—	4,356
Intangible assets, net of accumulated amortization	38,451	—	—	—	—	38,451
Add back accumulated amortization on intangible assets	7,710	—	—	—	—	7,710
Notes receivable and related accrued interest receivable, net	2,173	3,780	1,294	—	—	7,247

Total investments (1)	$2,154,218	$218,976	$218,181	$149,416	$298,571	$3,039,362

% of total investments	71%	7%	7%	5%	10%	100%

	As of December 31, 2009
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated

Rental properties, net of accumulated depreciation	$1,636,580	$—	$206,229	$11,820	$—	$1,854,629
Add back accumulated depreciation on rental properties	246,806	—	10,645	1,187	—	258,638
Property under development	12,729	—	—	—	—	12,729
Mortgage notes and related accrued interest receivable, net	90,882	—	—	135,581	296,417	522,880
Investment in a direct financing lease, net	—	169,850	—	—	—	169,850
Investment in joint ventures	4,080	—	—	—	—	4,080
Intangible assets, net of accumulated amortization	6,727	—	—	—	—	6,727
Add back accumulated amortization on intangible assets	6,887	—	—	—	—	6,887
Notes receivable and related accrued interest receivable, net	2,854	3,750	1,294	—	—	7,898

Total investments (1)	$2,007,545	$173,600	$218,168	$148,588	$296,417	$2,844,318

% of total investments	71%	6%	8%	5%	10%	100%

(1)	See pages 26 and 27 for definitions.

Entertainment Properties Trust

Lease Expirations Excluding Non-Theatre Retail

As of March 31, 2010

(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Revenue for the Trailing Twelve Months Ended March 31, 2010 (1)	% of Rental Revenue	Total Number of Leases Expiring	Financing Income for the Trailing Twelve Months Ended March 31, 2010	% of Mortgage and other financing income	Total Number of Leases Expiring	Rental Revenue for the Twelve Months Ended March 31, 2010	% of Rental Revenue
2010	4	$11,451	6%	—	$—	—	—	$—	—
2011	4	9,554	5%	—	—	—	—	—	—
2012	3	7,210	3%	—	—	—	—	—	—
2013	4	14,211	7%	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—
2016	2	3,993	2%	—	—	—	—	—	—
2017	3	4,613	2%	—	—	—	2	4,958	2%
2018	5	13,575	7%	—	—	—	5	10,312	5%
2019	7	21,767	10%	—	—	—	1	771	0%
2020	7	8,447	4%	—	—	—	—	—	—
2021	3	7,210	3%	—	—	—	—	—	—
2022	9	16,143	8%	—	—	—	—	—	—
2023	2	2,361	1%	—	—	—	—	—	—
2024	9	17,365	8%	—	—	—	—	—	—
2025	7	13,383	6%	—	—	—	—	—	—
2026	5	7,125	3%	—	—	—	—	—	—
2027	3	3,939	2%	—	—	—	—	—	—
2028	2	1,593	1%	—	—	—	—	—	—
2029	15	4,063	2%	—	—	—	—	—	—
Thereafter	—	—	—	27	21,301	45%	—	—	—

	94	$168,003	80%	27	$21,301	45%	8	$16,041	7%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 23.

(1)	Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust

Top Ten Customers by Revenue

(Unaudited, dollars in thousands)

Customers	Asset Type	Total Revenue For The Three Months Ended March 31, 2010	Percentage of Total Revenue

1. American Multi-Cinema, Inc.	Retail/Theatres	$27,400	36%
2. Rave Cinemas/Rave Review Cinemas	Retail/Theatres	7,336	10%
3. Imagine Schools, Inc.	Public Charter Schools	6,123	8%
4. Peak Resorts, Inc.	Metropolitan Ski Areas	3,673	5%
5. Regal Cinemas, Inc.	Retail/Theatres	3,528	5%
6. SVVI, LLC	Waterparks	2,850	4%
7. Southern Theatres, LLC	Retail/Theatres	2,742	4%
8. Ascentia Wine Estates, LLC	Vineyards and Wineries	2,735	3%
9. Cinemark USA, Inc.	Retail/Theatres	1,017	1%
10. Rb Wine Associates, LLC	Vineyards and Wineries	538	1%

Total		$57,942	77%

Entertainment Properties Trust

Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	March 31, 2010	December 31, 2009

Mortgage note and related accrued interest receivable, 10.00%, due April 2, 2010	$33,676	$32,848
Mortgage note and related accrued interest receivable, net 15.00%	—	126,658
Mortgage note and related accrued interest receivable, 11.00%, due September 10, 2010 (1)	133,119	133,119
Mortgage notes and related accrued interest receivable, 7.00%, due May 1, 2019	165,452	163,298
Mortgage note, 9.53%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.15%, due April 3, 2027	62,500	62,500
Mortgage note, 9.40%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$434,980	$558,656
Less: loan loss reserves	—	(35,776)

Total mortgage notes and related accrued interest receivable, net	$434,980	$522,880

(1)	Mortgage note receivable is impaired as of March 31, 2010. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Mortgage Notes Receivable

	As of March 31, 2010
Year:
2010	$166,795	(2)
2011	—
2012	—
2013	—
2014	—
Thereafter	268,185

Total	$434,980

(2)

Includes $33.7 million (including accrued interest) related to a mortgage note receivable that is secured by development land at Mount Snow. Per the terms of the note agreement, the principal and related accrued interest receivable at the April 2, 2010 maturity date rolled into the Company’s $62.5 million first mortgage loan agreement with the borrower.

Entertainment Properties Trust

Notes Receivable

(Unaudited, dollars in thousands)

Summary of Notes Receivable

	March 31, 2010	December 31, 2009
Note and related accrued interest receivable, 10.00%, due on demand (1)	$10,000	$10,000
Note and related accrued interest receivable, 10.00%, due on demand (1)	10,000	10,000
Note and related accrued interest receivable, 15.00%, due on demand (1)	3,000	3,000
Revolving credit facility and related accrued interest receivable, 6.00%, due January 1, 2011 (1)	1,416	1,416
Note and related accrued interest receivable, 9.23%, due August 31, 2012	3,780	3,751
Note and related accrued interest receivable, 12.00%, due April 1, 2013 (1)	5,074	5,074
Note and related accrued interest receivable, 10.00%, due May 8, 2017 (1)	10,000	10,000
Other	874	854

Total notes and related accrued interest receivable	$44,144	$44,095
Less: Loan loss reserves	(36,897)	(36,197)

Total notes and related accrued interest receivable, net	$7,247	$7,898

(1)	Note receivable is impaired as of March 31, 2010. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Notes Receivable

As of March 31, 2010
Year:
Past due	$23,712
2010	—
2011	1,416
2012	3,780
2013	5,074
2014	—
Thereafter	10,162

Total	$44,144

Entertainment Properties Trust

Summary of Unconsolidated Joint Ventures

As of and for the Three Months Ended March 31, 2010

(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 23.0%

Income recognized for the three months ended March 31, 2010: $144

Distributions received for the three months ended March 31, 2010: $157

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the three months ended March 31, 2010 and 2009:

	2010	2009
Rental properties, net, held for sale	$27,152	$27,796
Cash	141	141
Long-term debt (due May 2010)	14,887	15,311
Partners’ equity	12,309	12,526
Rental revenue	1,108	1,108
Net income	619	602

Atlantic EPR-II

EPR investment interest: 22.8%

Income recognized for the three months ended March 31, 2010: $89

Distributions received for the three months ended March 31, 2010: $99

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the three months ended March 31, 2010 and 2009:

	2010	2009
Rental properties, net	$21,383	$21,843
Cash	117	106
Long-term debt (due September 2013)	12,862	13,197
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,289	8,428
Rental revenue	722	717
Net income	348	331

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income plus interest expense (net), depreciation and amortization, gain or loss on sale of or acquisition of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. Adjusted EBITDA is presented to add back the effect of non-cash impairment charges and the provision for loan losses, as well as transaction costs. The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”)

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO is a non-GAAP financial measure. FFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges, provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing and share-based compensation expense to management and trustees; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, amortization of above market leases, net and gain on acquisition. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross, depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, and gain on acquisition. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), property under development, mortgage notes receivable (including related accrued interest receivable), investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.